Exhibit 10.1

RADIAN GROUP INC.

FORM OF PERFORMANCE SHARE AWARD AGREEMENT

This Agreement is entered into as of [                    ] by and between [                            ] (“Executive” or “you”) and Radian Group Inc., a Delaware corporation (“Radian” or “we”), to set forth the terms and conditions of a Performance Share Award granted to you pursuant to the Radian Group Inc. Performance Share Plan (the “Plan”). Capitalized terms used herein and not defined shall have the meanings given to them under the Plan.

1. Performance Share Award. Radian hereby grants to you a Performance Share Award under the Plan, for a performance period to be measured over the following three (3) Radian fiscal years: [            ],[            ] and [            ] (the “Award Term”), subject to the terms and conditions of this Agreement and of the Plan and to your consent to those terms and conditions. This Agreement shall also constitute a grant of a Performance Share Award under and pursuant to the Radian Group Inc. Equity Compensation Plan, and shall be subject to the terms thereof.

a. Nature of Award. A Performance Share Award is a right to receive shares of Radian Common Stock, par value $0.001 per share (the “Common Stock,” or a “Payout”), contingent on the achievement of the Performance Goals specified herein.

b. Performance Goals and Target Levels. Exhibit A which is attached hereto and forms a part hereof sets forth, among other information determined by the Board:

(i) your applicable Target Performance Share Award (your “Target Payout”);

(ii) a series of matrices for determining, with respect to each of three (3) specified performance criteria, your potential Payout as a percentage of your Target Payout, under specified combinations of absolute and relative financial performance by Radian (the “Performance Goals”); and

(iii) the method of calculating your actual Payout, if any, based on the relative weights assigned the Performance Goals.

c. Form of Payout. Your Payout, if any, will be in the form of shares of Common Stock.

2. Important Considerations Regarding Potential Payout. If the Performance Goals are achieved at 100% of target levels, you will receive your Target Payout. If the Performance Goals are achieved at levels above or below the target levels, the Payout you will receive will be increased or reduced, including to zero, in accordance with Exhibit A and as provided in the Plan. You may not receive a greater number of shares of Common Stock than the Maximum Potential Payout set forth on Exhibit A.

The Target Payout referred to in this Agreement is used solely as a component of a formula to calculate the actual Payout, if any, in accordance with this Agreement, and does not create any separate right or entitlement. THE ACTUAL PAYOUT, IF ANY, WILL BE CALCULATED FOLLOWING THE FISCAL YEAR ENDING DECEMBER 31, [            ], BASED ON THE METRICS AND METHODOLOGIES DESCRIBED IN EXHIBIT A, AND BASED ON ANY ADJUSTMENTS PERMITTED UNDER THE PLAN OR THIS AGREEMENT.

This Agreement represents Radian’s unfunded and unsecured promise to issue Common Stock at a future date, subject to the terms of this Agreement and the Plan. Executive has no rights under this Agreement other than the rights of a general unsecured creditor.

The metrics and methodologies set forth in Exhibit A measure Radian’s performance on an absolute basis and relative to its peers. Such performance will be measured using the methods and procedures that Radian uses for its business purposes, and these methods and procedures may change without notice or consent.

If there is a significant change in accounting rules or in Radian’s business or business strategy (for example, an extraordinary event, acquisition or divestiture), as the Board of Directors (the “Board”) determines in its sole discretion, the Board may adjust the calculation of the Performance Goals in such manner as they consider appropriate in light of the change.

The final determination of the Payout to which the Executive is entitled will be made by the Board in its sole discretion. Compensation attributable to this Agreement is intended to constitute qualified “performance-based compensation” under Section 162(m) of the Code and the regulations thereunder. This Agreement shall be construed and administered by the Board in a manner consistent with this intent.

3. Termination and Change of Control.

a. Termination of Relationship with Company. If your employment with Radian terminates during the Award Term then, depending upon the reason for such termination, this Performance Share Award may continue in force or may terminate, as provided in the applicable subsection of Section 3(f) of the Plan.

b. Change of Control. Upon a Change of Control of Radian, this Performance Share Award shall be treated in accordance with Section 3(f)(iv) of the Plan.

4. Dividends and Voting. You will have no rights as a stockholder with respect to Performance Share Awards, including with respect to dividends and voting, unless and until shares of Common Stock are issued in settlement of this award. No adjustments will be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

5. Non-transferability. Neither the Performance Share Award nor any interest in the award or this Agreement may be anticipated, alienated, encumbered, sold, pledged, assigned, transferred or subjected to any charge or legal process, other than by will or the laws of descent and distribution, so long as shares of Common Stock have not been distributed in accordance with the Plan, and any such sale, pledge, assignment or other attempted transfer shall be null and void.

6. Successors and Heirs. This Agreement shall be binding upon and inure to the benefit of Radian and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of Radian’s assets and business. In the event of your death, any Payout to which you may become entitled will be delivered to your estate, personal representative, heirs or beneficiaries in accordance with the terms of the Plan.

7. Governing Law. This Performance Share Award Agreement and the Plan will be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware.

8. Tax Withholding. Radian has the right to deduct from any award payment made under this Agreement or to require you to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting, payment or settlement of an award under this Agreement, or to take such other action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock will be valued at fair market value as of the date such Common Stock is withheld or surrendered. Radian may also deduct from any award payment any other amounts due by you to Radian.

9. Miscellaneous. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan. In accordance with the Plan, all decisions of the Board shall be final and binding upon you and Radian.

[Signatures appear on following page.]

IN WITNESS WHEREOF, this Performance Share Award Agreement has been executed and delivered by Radian on the terms and conditions set forth above.

RADIAN GROUP INC.

By:
Name:
Title:

Acknowledgement by Executive

I hereby agree to the terms and conditions of this Performance Share Award Agreement as a condition to the grant made to me.

Signature of Executive
Name:

Exhibit A

TARGET LEVELS AND PERFORMANCE GOALS

Name of Executive: [ ]

Award Term: Fiscal Years [ ],[ ] and [ ]

Target Performance Share Award (in Shares): [ shares]

Maximum Potential Payout (in Shares): [ shares]

Performance Matrices:

1.	Growth in Earnings per Share/Payout as a Percentage of Target

Growth in Earnings Per Share = [___]%

Relative Performance (Rank)
	6th		5th		3rd/4th		2nd		1st
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%

2.	Growth in Adjusted Book Value/Payout as a Percentage of Target

Growth in Adjusted Book Value = [___]%

Relative Performance (Rank)
	6th		5th		3rd/4th		2nd		1st
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%

3.	Return on Equity/Payout As a Percentage of Target

Return on Equity = [___]%

Relative Performance (Rank)
	6th		5th		3rd/4th		2nd		1st
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%
[____]%	[___	]%	[___	]%	[___	]%	[___	]%	[___	]%

Calculation of Payout:

Performance Criteria	Payout As a Percentage of Target		Relative Weight		Weighted Payout As a Percentage of Target
Growth in Earnings per Share	Percentage from Table 1	x	33 1/3%	=	A	%

Growth in Adjusted Book Value	Percentage from Table 2	x	33 1/3%	=	B	%

Return on Equity	Percentage from Table 3	x	33 1/3%	=	C	%

Add:     A% + B% + C% = D%

Multiply:     Target No. of Shares x D% = No. of Shares for Payout

Peer Group Companies (for Purposes of Relative Performance):

Ambac Financial	MGIC Investment
Assured Guaranty	PMI Group
MBIA	XL Capital